                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary proxy statement

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               TNR TECHNICAL, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:___________

(2)  Aggregate number of securities to which transaction applies:______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)_____________________________________________

(4)  Proposed maximum aggregate value of transaction:__________________________

_____________________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:___________________________________________________

(2)  Form, Schedule or Registration Statement No.______________________________

(3)  Filing Party:_____________________________________________________________


 (4) Date Filed:_______________________________________________________________

                               TNR TECHNICAL, INC.
                         279 DOUGLAS AVENUE, SUITE 1112
                        ALTAMONTE SPRINGS, FLORIDA 32714

           NOTICE OF A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF
            SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 1995 AT 7:30 A.M.

To the Shareholders of TNR Technical, Inc.

     Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company"), will be held at the executive offices of the Company at 279 Douglas Avenue, Suite 1112, Altamonte Springs, Florida 32714 on November 21, 1995 at the hour of 7:30 A.M. local time for the following purposes:

          (1)  To elect three Directors of the Company for the coming year and;

          (2) To transact such other business as may properly come before the Meeting.

     Only shareholders of record at the close of business on October 24, 1995 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                         By Order of the Board of Directors

                         Jerrold Lazarus, Chairman of the Board

October 24, 1995

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

TNR TECHNICAL, INC                                            279 DOUGLAS AVENUE
                                                                      SUITE 1112
                                                ALTAMONTE SPRINGS, FLORIDA 32714
                                                                  (407) 682-4311
                                 PROXY STATEMENT

     This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of the Company in connection with the solicitation of proxies for use at the Special Meeting in Lieu of an Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the year ended July 31, 1995 will be mailed together to shareholders on or about October 25, 1995.

     The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is October 24, 1995. On that date there were issued and outstanding, approximately 262,422 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. All other proposals, if any, will be decided by a majority of the votes cast at the Meeting.

     All proxies received pursuant to this solicitation will be voted (unless revoked) at the Special Meeting In Lieu of an Annual Meeting of November
21, 1995 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

     As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     As of September 30, 1995, the Company had outstanding 262,422 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group.

Title of Class         Name and             Amount and         Approximate
                      Address of             Nature of           Percent
                      Beneficial            Beneficial
                         Owner             Ownership (1)
---------------------------------------------------------------------------

Common Stock        Wayne Thaw (3)            43,592               16.6

Common Stock        Norman L. Thaw            63,228               24.1
                     (2)(3)

Common Stock        Jerrold Lazarus              363                *
                     (3)

Common Stock        All Directors and        107,183               40.8
                    Officers as a
                    group (three
                    persons)

---------------------------------------------------------------------------

* Owns less than 1% of the issued and outstanding shares of the Company's Common Stock.


---------------
(1) All shares are directly owned, and the sole investment and voting power is held, by the persons named.

(2) May be deemed to be a parent and/or founder of the Company under the Securities Act of 1933, as amended and may be deemed to be a "control person" of the Company within the meaning of the Securities Exchange Act of 1934.

(3)  Address: 279 Douglas Avenue, Suite 1112, Altamonte Springs, Florida 32714.

     The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

                 MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
                  THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

                         DIRECTORS WILL BE ELECTED BY A
                  PLURALITY OF THE VOTES CAST AT THE MEETING.

     Three directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the three persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All of the nominees are now members of the Board of Directors and were re-elected as directors by the shareholders at the Company's last Annual Meeting which was held on November 10, 1994. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

     The following table sets forth information concerning each director of the Company, each of which has been nominated to continue as a director of the Company.

                               Term          First
                                of           Became    Principal
Name                Age       Office        Director   Occupation
----                ---       ------        --------   ----------

Jerrold Lazarus     63         (1)            1987     Chairman of the
                                                       Board and Chief
                                                       Executive Officer
                                                       of the Company

Norman L. Thaw      62         (1)            1979     President of
                                                       Stride Rite
                                                       Stables, Inc.,
                                                       Private Investor

Wayne Thaw          38         (1)            1983     President and
                                                       Chief Operating
                                                       Officer of the
                                                       Company

---------------
(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

BIOGRAPHIES OF BOARD NOMINEES

     Jerrold Lazarus has been a full time employee of the Company since October 1987 and has served as an Executive Officer of the Company since joining the Company.

     Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

     Wayne Thaw has been a full time employee of the Company since 1980 and has served as an Executive Officer of the Company since 1981. Wayne Thaw is the son of Norman L. Thaw.

     During fiscal 1995, action was taken by way of unanimous written consent in lieu of a formal meeting on one occasion by the Board of Directors. One actual meeting of the Board of Directors was held during fiscal 1995. Due to illness, Mr. Norman Thaw was unable to attend the meeting.

     The Company's last annual meeting of shareholders was held on November 10, 1994. Of the shares of Common Stock eligible to vote at such meeting, 197,193 shares were present in person or by proxy. At such meeting, Jerrold Lazarus, Norman Thaw and Wayne Thaw were elected directors. The inspectors of election reported that Jerrold Lazarus received 195,005 shares in favor and 2,188 shares against, Norman Thaw received 194,942 shares in favor and 2,251 shares against and Wayne Thaw received 195,005 shares in favor and 2,188 against.

     The following table sets forth information concerning each executive officer of the Company. The officers of the Company serve at the pleasure of the Board of Directors and until their successors are chosen and qualify.

Name                     Age       Position with Company
----                     ---       ---------------------

Jerrold Lazarus           63       Chairman of the Board, Chief
                                   Executive Officer, Chief
                                   Financial Officer, Secretary
                                   and Treasurer

Wayne Thaw                38       President, Chief Operating
                                   Officer

EXECUTIVE COMPENSATION

     The following table provides a summary compensation table with respect to the compensation of the Company's two executive officers.

                           SUMMARY COMPENSATION TABLE


                                                                                    Long Term Compensation
                                                                          --------------------------------------
                                         Annual Compensation                        Awards               Payouts
----------------------------------------------------------------------------------------------------------------
     (a)             (b)       (c)            (d)            (e)             (f)            (g)           (h)         (i)
                                                            Other                                                     All
    Name                                                    Annual        Restricted                                 Other
    and                                                     Compen-          Stock         Number        LTIP        Compen-
  Principal                                                 sation        Award(s)          of         Payouts       sation
  Position           Year    Salary ($)      Bonus ($)        ($)             ($)         Options        ($)           ($)
----------------------------------------------------------------------------------------------------------------------------

Jerrold Lazarus      1995     81,200          7,500          4,600             0             0            0             0
     CEO,            1994     79,750          7,500          4,900             0             0            0             0
Chairman of the      1993     78,300          5,000          4,700             0             0            0             0
    Board

  Wayne Thaw,        1995     95,200          7,500            0               0             0            0             0
   President         1994     95,200          7,500            0               0             0            0             0
                     1993     93,500          5,000            0               0             0            0             0



     During the past three fiscal years, the Company has not granted restricted stock awards, stock options or stock appreciation rights. In addition, the Company does not have a defined benefit or actuarial plan.

     The Company has no employment contracts with its executive officers. Jerrold Lazarus and Wayne Thaw are currently receiving a weekly salary of $1,450 and $1,700, respectively, plus four paid vacation weeks in additional salary. Directors do not presently receive compensation for serving on the Board or on its committees. Depending on the number of meetings and the time required for the Company's operations, the Company may decide to compensate its directors in the future.

     The Company provides each of its two executive officers with a leased automobile. The Company has no annuity, pension, or retirement benefits for its employees. The Company has not afforded any of its officers or directors any other personal benefits, the value of which exceeds 10% of his cash compensation, which is not directly related to job performance or provided generally to all salaried employees.

STOCK OPTION PLANS

THE 1992 PLAN

     The 1992 Incentive and Non-Qualified Stock Option Plan, (the "1992 Plan"), was approved by the Board of Directors on November 17, 1992 and ratified by stockholders on January 29, 1993. The 1992 Plan covers 60,000 shares of Common Stock, subject to adjustment of shares under the anti-dilution provisions of the 1992 Plan. The 1992 Plan authorizes the issuance of the options covered thereby as either "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended, or as "Non-Statutory Stock Options." Persons eligible to receive options under the 1992 Plan includes employees, directors, officers, consultants or advisors, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital raising transaction; however, only employees (who may also be officers and/or directors) are eligible to receive an Incentive Stock Option. The 1992 Plan also provides that no options may be granted after November 16, 2002. As of September 30, 1995, no options have been granted under the 1992 Plan.

     The 1992 Plan is administered by the Company's Board of Directors or a stock option committee consisting of three members of the Board which has the authority to determine the persons to whom options shall be granted, whether any particular option shall be an Incentive Option or a Non-Statutory Option, the number of shares to be covered by each option, the time or times at which options will be granted or may be exercised and the other terms and provisions of the Options.

     Under the 1992 Plan, the aggregate fair market value (determined at the time the option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the individual's Employer Corporation and its parent and subsidiary corporation) shall not exceed $100,000.

     The 1992 Plan also provides that the Board of directors shall determine the exercise price of the Common Stock under each option. The 1992 Plan also provides that: (i) the exercise price of Incentive Stock Options granted thereunder shall not be less than 100% (110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of such shares on the date of grant, as determined by the Board or Committee, and
(ii) no option by its terms may be exercised more than ten years (five years in the case of an Incentive Stock Option, where the optionee owns 10% or more of the outstanding voting securities of the Company) after the date of grant. Any options which are canceled or not exercised within the option period become available for future grants. All Stock Options are non-transferable except by will or the laws of descent and distribution.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During fiscal 1995, the entire Board which consists of Norman Thaw, Jerrold Lazarus and Wayne Thaw held primary responsibility for determining executive compensation levels. The goals of the Company's compensation program is to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. The Company has provided on a prospective basis annual incentive opportunity to several of its key employees sufficient to provide motivation to achieve specific operating goals.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1995, Jerrold Lazarus and Wayne Thaw, executive officers of the Company, were involved in determining executive officer compensation levels as members of the Board of Directors.

                                OTHER INFORMATION

     Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and 1995 Annual Report for its fiscal year ended July 31, 1995.

     The principal accountant who has been selected by the Company for the current fiscal year is Burton R. Abrams C.P.A. who served as the Company's independent public accountant for the fiscal year ended July 31, 1995. It is not expected that a representative of Burton R. Abrams C.P.A. will be present at the Annual Meeting of Shareholders.

                            AVAILABILITY OF FORM 10-K

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO TNR TECHNICAL, INC., ATT: SHAREHOLDER RELATIONS, 279 DOUGLAS AVENUE, SUITE 1112, ALTAMONTE SPRINGS, FL 32714.

PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the next Annual Meeting or Special Meeting in lieu of an Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than July 31, 1996.

                              TNR TECHNICAL, INC.

                              Jerrold Lazarus,
                              Chairman of the Board and
                                Chief Executive Officer

                                                                           PROXY
                      TNR TECHNICAL, INC. - ANNUAL MEETING
                  TO BE HELD ON NOVEMBER 21, 1995 AT 7:30 A.M.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting in Lieu of an Annual Meeting of Shareholders and Proxy Statement, dated October 24, 1995 and hereby constitutes and appoints Wayne Thaw and Jerrold Lazarus or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting in Lieu of an Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 279 Douglas Avenue, Suite 1112, Altamonte Springs, Florida 32714, on November 21, 1995 at 7:30 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.   The election of the three directors nominated by the Board of Directors.

     FOR all nominees listed below (except             WITHHOLD AUTHORITY to
                                                       vote
     as indicated below), please check here   / /      for all nominees listed
                                                       below,
                                                       please check here / /

          Jerrold Lazarus        Norman L. Thaw        Wayne Thaw

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES WRITE SUCH NOMINEE'S OR NOMINEES' NAME(S) IN THE SPACE PROVIDED BELOW.)
               __________________________________________________


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposal 1.   THIS PROXY
WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NAMED INDIVIDUALS AS DIRECTORS.

Dated __________________________________1995

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.